Prospectus Supplement	January 31, 2018

Putnam American Government Income Fund
Prospectus dated January 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam American Government Income Fund (“American Government Income Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved, the merger of American Government Income Fund into Putnam U.S. Government Income Trust (“U.S. Government Income Trust”). Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interest of American Government Income Fund and its shareholders.

American Government Income Fund and U.S. Government Income Trust have substantially similar investment goals and pursue substantially similar investment strategies. American Government Income Fund seeks high current income with preservation of capital as its secondary objective, while U.S. Government Income Trust seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital. Both funds invest mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States or by only the credit of a federal agency or government-sponsored entity, and that have short-to long-term maturities.

Before the merger, U.S. Government Income Trust is expected to be repositioned to be able to invest more significantly in mortgages, mortgage-related fixed-income securities, and related derivatives. As part of this repositioning, U.S. Government Income Trust will be renamed “Putnam Mortgage Securities Fund.” While the repositioned fund’s investment goal will remain unchanged, U.S. Government Income Trust’s existing policy (under normal circumstances) to invest at least 80% of its net assets in U.S. government securities will be revised to instead require the repositioned fund (under normal circumstances) to invest at least 80% of its net assets in mortgages, mortgage-related fixed-income securities and related derivatives.

A full description of U.S. Government Income Trust and the terms of the merger will be contained in a prospectus is expected to be mailed to shareholders in late March, 2018. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about April 23, 2018, with the net asset value of the shares to be issued in the merger expected to be determined on or about April 20, 2018. The merger is expected to be tax free for federal income tax purposes.

American Government Income Fund will be closed to new accounts on or about March 26, 2018. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of U.S. Government Income Trust, nor is it a solicitation of any proxy. For more information regarding U.S. Government Income Trust, or to receive a free copy of the prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the merger will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.